UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2011

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

           Magnum Hunter Resources Corporation, a Delaware corporation (the “Company” or “Magnum Hunter”), is filing this Amendment No. 1 to its Current Report on Form 8-K filed on May 5, 2011 (the “Initial Form 8-K”) to amend and supplement Item 9.01 of the Initial Form 8-K.  As described in the Initial Form 8-K, the Company acquired all of the issued and outstanding equity of NuLoch Resources Inc. (“NuLoch Resources”) pursuant to a court-approved plan of arrangement under Alberta law on May 3, 2011.  This Amendment No. 1 is being filed to include pro-forma financial information as required by Item 9.01 of Form 8-K.  This Amendment No. 1 continues to speak as of the date of the filing of the Initial 8-K, and the Company has not updated the disclosures contained therein to reflect any events that occurred at a later date.

Item 9.01  Financial Statements and Exhibits.

(b)           Pro Forma Financial Information.

The unaudited pro forma financial information as of and for the year ended December 31, 2010, and the notes related thereto, are attached as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description

99.2	Unaudited Pro Forma Financial Information as of and for the year ended December 31, 2010, and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: May 25, 2011	By:	/s/ Gary C. Evans
Gary C. Evans
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.2	Unaudited Pro Forma Financial Information as of and for the year ended December 31, 2010, and the notes related thereto